SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2007

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 5, 2007, the Registrant announced that it entered into a customer-focused series of agreements with Churchill Downs Incorporated (“CDI”) to enhance wagering integrity and security, to own and operate the television network known as HRTV™, to buy and sell horse racing content, and to promote the availability of horse racing signals to customers worldwide.

Effective March 4, 2007, the Registrant and CDI entered into a reciprocal content swap agreement to exchange their respective horse racing signals with each other. Through the agreement, CDI racing content will be available for wagering through the Registrant-owned tracks and simulcast-wagering facilities and through the Registrant’s advance-deposit wagering (“ADW”) platform, XpressBet®. Similarly, the Registrant racing content will be available for wagering through CDI tracks and off-track betting (“OTB”) facilities and through a CDI-owned ADW that is under development and will launch later this year.

CDI and the Registrant have also formed a joint venture called TrackNet Media Group LLC (“TrackNet Media”) through which their horse racing content will be available to third parties, including racetracks, OTBs, casinos and ADW companies.  TrackNet Media will also purchase horse racing content from third parties to make available through CDI and the Registrant’s respective outlets.  In addition, CDI has purchased a 50-percent interest in MEC’s horse racing TV channel, HRTV.

TrackNet Media will be headquartered in Louisville, Kentucky.  Scott Daruty, formerly the chief US counsel for the Registrant, will serve as TrackNet Media’s chief executive officer. Patrick Troutman, who served as vice president and general manager for the Churchill Downs Simulcast Network and Churchill Downs Simulcast Productions, will serve as TrackNet Media’s executive vice president. Current members of Churchill Downs Simulcast Network will join TrackNet Media, as will certain members of the Registrant’s simulcast operations.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Copies of the Limited Liability Company Operating Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

Exhibits 99.1	Press Release dated March 5, 2007 announcing Churchill Downs Incorporated and Magna Entertainment Corp. Customer-Focused Agreements.
Exhibit 10.1	March 4, 2007 Limited Liability Company Operating Agreement of HRTV, LLC between Churchill Downs Incorporated, Magna Entertainment Corp. and MEC HRTV HOLDCO LLC
Exhibit 10.2

March 4, 2007 Limited Liability Company Operating Agreement of TRACKNET MEDIA GROUP, LLC between Churchill Downs Incorporated, CD CONTENTCO HC, LLC, Magna Entertainment Corp. and MEC CONTENT HOLDCO LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

March 6, 2007	by:	/s/ Blake Tohana
Blake Tohana
Executive V.P. and Chief Financial Officer